CALAMOS INVESTMENT TRUST

(the “Trust”)

Supplement dated May 29, 2024 to the CALAMOS® FAMILY OF FUNDS

Prospectus and Statement of Additional Information, dated March 1, 2024

This supplement updates certain information contained in the Prospectus and Statement of Additional Information noted above and should be attached to the Prospectus and Statement of Additional Information and retained for future reference.

Calamos Short-Term Bond Fund

Effective August 1, 2024, with regard to the Calamos Short-Term Bond Fund (the “Short-Term Bond Fund”), the first sentence under “Principal Investment Strategies” on page 119 of the statutory prospectus is hereby replaced with the following:

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of debt securities that have a dollar weighted average portfolio duration of three years or less.

Effective August 1, 2024, for the Short-Term Bond Fund, the second paragraph under “Principal Investment Strategies” on page 119 of the statutory prospectus is hereby replaced with the following:

The Fund will invest primarily in investment grade debt securities (those rated BBB or higher by S&P, or Baa or higher by Moody’s), which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the investment grade categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs). In addition, the Fund may invest up to 25% of its net assets in below investment grade debt securities, which are sometimes referred to as high yield or “junk” bonds, which include bonds, bank loans and preferred securities. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C.

Effective August 1, 2024, for the Fund, the first paragraph under “Debt Securities (Including High Yield Fixed-Income Securities)” on page 8 of the Statement of Additional Information is hereby replaced with the following:

In pursuing its investment objectives, a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by S&P Global Ratings, a division of S&P Global (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Calamos Advisors, the Funds’ investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular rating category, except that Total Return Bond Fund and Short-Term Bond Fund may not invest more than 25% of each of their net assets and Global Convertible Fund, Timpani Small Cap Growth Fund, and Timpani SMID Growth Fund may not invest more than 20% of its net assets in high yield fixed-income securities, and none of Merger Arbitrage Fund, Total Return Bond Fund, Short-Term Bond Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, nor Timpani SMID Growth Fund may acquire a security rated lower than C.

Calamos Timpani SMID Growth Fund

Effective as of the market close on May 31, 2024, Ryan Isherwood will cease to serve as Co-Portfolio Manager of Calamos Timpani SMID Growth Fund. Accordingly, all references to Ryan Isherwood shall at that time be deleted from the Calamos Timpani SMID Growth Fund statutory prospectus and statement of additional information.

Correction to “Class A Shares” disclosure in “Fund Facts” section of the Statutory Prospectus

On page 151 of the statutory prospectus, the third sentence of the first paragraph is replaced with the following:

For each Fund, except Market Neutral Income Fund, Merger Arbitrage Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, the maximum sales charge is 4.75% of the offering price.

Correction to Portfolio Managers’ Ownership in Statement of Additional Information

Effective immediately, page 57 of the Statement of Additional Information is hereby modified to show Portfolio Managers Nick Niziolek and Paul Ryndak as having zero holdings in the Growth and Income Fund.

Additionally, page 58 of the Statement of Additional Information is hereby modified to show Messrs. Niziolek and Ryndak as having the following range of holdings in the International Small Cap Growth Fund:

●      Nick Niziolek:      $50,001 – $100,000

●      Paul Ryndak:        $100,001 – $500,000